UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 6, 2010

VISTEON CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15827 (Commission File Number)	38-3519512 (IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of Principal Executive Offices)		(Zip Code)
(800) VISTEON
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2
EX-99.3

Item 1.01 Entry into a Material Definitive Agreement.
See “Item 8.01. Other Events.”
Item 3.02 Unregistered Sales of Equity Securities.
See “Item 8.01. Other Events.”
Item 8.01 Other Events.
As previously disclosed, on May 28, 2009, Visteon Corporation (“Visteon”) and certain of its domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions seeking relief pursuant to chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) (Consolidated Case No. 09-11786). On May 7, 2010, the Debtors filed with the Court a second amended joint plan of reorganization (the “Second Amended Plan”) and a related second amended disclosure statement (the “Second Amended Disclosure Statement”) pursuant to Chapter 11. Copies of the Second Amended Plan and the Second Amended Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively. Visteon’s press release relating to the foregoing also is attached hereto as Exhibit 99.3.
In connection with the filing of the Second Amended Plan and the Second Amended Disclosure Statement , on May 6, 2010, Visteon entered into an Equity Commitment Agreement (the “ECA”) with Alden Global Distressed Opportunities Fund, L.P., Allen Arbitrage, L.P., Allen Arbitrage Offshore, Armory Master Fund Ltd., Capital Ventures International, Caspian Capital Partners, L.P., Caspian Select Credit Master Fund, Ltd., Citadel Securities LLC, CQS Convertible and Quantitative Strategies Master Fund Limited, CQS Directional Opportunities Master Fund Limited, Crescent 1 L.P., CRS Fund Ltd., CSS, LLC, Cumber International S.A., Cumberland Benchmarked Partners, L.P., Cumberland Partners, Cyrus Europe Master Fund Ltd., Cyrus Opportunities Master Fund II, Ltd., Cyrus Select Opportunities Master Fund, Ltd., Deutsche Bank Securities Inc. (solely with respect to the Distressed Products Group), Elliott International, L.P., Goldman, Sachs & Co. (solely with respect to the High Yield Distressed Investing Group), Halbis Distressed Opportunities Master Fund Ltd., Kivu Investment Fund Limited, LongView Partners B, L.P., Mariner LDC (Caspian), Mariner LDC (Riva Ridge), Merced Partners II, L.P., Merced Partners Limited Partnership, Monarch Master Funding Ltd., NewFinance Alden SPV, Oak Hill Advisors, L.P., Quintessence Fund L.P., QVT Fund LP, Riva Ridge Master Fund, Ltd., Seneca Capital LP, Silver Point Capital, L.P., SIPI Master Ltd., Solus Alternative Asset Management LP, Spectrum Investment Partners, L.P., Stark Criterion Master Fund Ltd., Stark Master Fund Ltd., The Liverpool Limited Partnership, The Seaport Group LLC Profit Sharing Plan, UBS Securities LLC, Venor Capital Management, Whitebox Combined Partners, L.P., and Whitebox Hedged High Yield Partners, L.P. (together, the “Investors”).
The ECA provides, among other things, that Visteon will conduct a rights offering whereby certain holders of existing unsecured notes of Visteon may elect to purchase up to 34,310,200 shares of the commons stock of reorganized Visteon for $27.69 per share, in accordance with the Second Amended Plan. The ECA also provides that the Investors severally agree to purchase 10,834,800 share of the common stock of reorganized Visteon and any shares not purchased in connection with the rights offering. Visteon has agreed to pay the following fees and expenses to the Investors: (i) $43,750,000, twenty-five percent of which is payable upon entry of the order approving the ECA; (ii) $16,625,000 for arranging the transactions contemplated by the ECA, to be paid only to certain of the Investors; and (iii) out of pocket costs and expenses reasonably incurred by each of the Investors in connection with the ECA. In addition, Visteon has agreed to support the Investors’ request for payment of liquidated damages in the event that Visteon enters into an agreement in connection with, or approves or seeks Court approval of, certain alternative transactions, as well as if Visteon’s approval of the rights offering-based plan is withdrawn, qualified, or modified in a manner adverse to the Investors and otherwise inconsistent with its obligations under the ECA
The ECA is subject to the approval of the Court, as well other conditions, and contains representations, warranties, covenants and indemnities customary for a transaction of the type contemplated thereby.
Certain of the Investors are holders of Visteon’s pre-petition unsecured notes. The equity securities discussed above will be offered and sold pursuant to exemptions from the registration requirements of section 5 of the Securities Act of 1933, as amended, as set forth in section 4(2) of the Securities Act, Regulation D promulgated thereunder, and section 1145(a)(1) of the Code. This report does not constitute an offer to purchase any securities or a solicitation of an offer to sell any securities.
Copies of the Second Amended Plan and Second Amended Disclosure Statement are also publicly available and may be accessed free of charge at the Debtors’ private website at http://www.kccllc.net/visteon. The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K. The Debtors recommend that its stakeholders refer to the limitations and qualifications included in the Second Amended Plan and the Second Amended Disclosure Statement, as applicable, with respect to the information contained therein. Information contained in the Second Amended Plan and the Second Amended Disclosure Statement is subject to change, whether as a result of further amendments to the Second Amended Plan, actions of third parties, or otherwise.
Bankruptcy law does not permit solicitation of acceptances of the Second Amended Plan until the Court approves the Second Amended Disclosure Statement. Accordingly, this report is not intended to be, nor should it be construed as, a solicitation for a vote on the Second Amended Plan. The Second Amended Plan will become effective only if it receives the requisite stakeholder approval and if confirmed by the Court. There can be no assurance that the Court will approve the Second Amended Disclosure Statement, that the Debtors’ stakeholders will approve the Second Amended Plan, or that the Court will confirm the Second Amended Plan.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Description

99.1	Second Amended Joint Plan of Reorganization, filed May 7, 2010.

99.2	Second Amended Disclosure Statement, filed May 7, 2010.

99.3	Press release dated May 7, 2010.

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Limitation on Incorporation by Reference
The Second Amended Plan and Second Amended Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Schedules and Statements or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
Forward-Looking Statements
This Current Report on Form 8-K and the documents incorporated by reference into this Current Report, as well as other statements made by Visteon may contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, that reflect, when made, Visteon’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to Visteon’s operations and business environment, which may cause the actual results of Visteon to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the ability of Visteon to continue as a going concern; (ii) the ability of Visteon to operate subject to the terms of the debtor in possession financing; (iii) Visteon’s ability to obtain court approval with respect to motions in the proceedings under chapter 11 of the United States Bankruptcy Code prosecuted by it from time to time; (iv) the ability of Visteon to develop, prosecute, confirm, and consummate one or more plans of reorganization; (v) risks associated with third parties proposing and confirming one or more plans of reorganization; (vi) risks associated with third parties seeking and obtaining the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; (vii) Visteon’s ability to maintain contracts and leases that are critical to its operations; (viii) the potential adverse impact of Visteon’s restructuring on its liquidity or results of operations; (ix) the ability of Visteon to execute its business plans and strategy; (x) the ability of Visteon to attract, motivate, and/or retain key executives and associates; and (xi) increased competition in the automotive parts supply industry. Visteon undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Similarly, these and other factors, including the terms of any plan of reorganization ultimately confirmed, can affect the value of Visteon’s various prepetition liabilities, and securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan or plans of reorganization could result in holders of Visteon’s common stock or claims relating to prepetition liabilities receiving no distribution on account of their interest and cancellation of their interests and their claims. Under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that certain creditors or equity holders do not receive or retain property on account of their claims or equity interests under the plan. In light of the foregoing, Visteon considers the value of the common stock and claims to be highly speculative and such claims or common stock may ultimately be determined to have no value. Accordingly, Visteon urges that appropriate caution be exercised with respect to existing and future investments in Visteon’s currently outstanding common stock or any claims relating to prepetition liabilities.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
May 12, 2010	By:	/s/ Michael K. Sharnas
		Name:	Michael K. Sharnas
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Second Amended Joint Plan of Reorganization, filed May 7, 2010.

99.2	Second Amended Disclosure Statement, filed May 7, 2010.

99.3	Press release dated May 7, 2010.